United States
Securities And Exchange Commission
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05734
Diamond Hill Financial Trends Fund, Inc.

(Exact name of registrant as specified in charter)
325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices)(Zip code)
James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)
Registrant’s telephone number, including area code: (614) 255-3333
Date of fiscal year end: 12/31
Date of reporting period: 06/30/10
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Diamond Hill Financial Trends Fund, Inc.

DIAMOND HILL®
funds

Semi-Annual Report

June 30, 2010

Invest With Us.

Your fund at a glance	page 1
Portfolio Commentary	page 2
Fund’s Investments	page 4
Financial Statements	page 8
Notes to Financial Statements	page 12
Directors and Officers	page 21
Notice of Privacy Policy	page 23
Welcome
Dear Fellow Shareholders:
After a strong first quarter, the domestic equity markets declined sharply during May and June and ended the first half of the year in negative territory. Domestic indices ended the six month period down slightly with small cap stocks generally outperforming large caps. In spite of these market headwinds, The Diamond Hill Financial Trends Fund was able to post a modest positive return of 2.24% on a net asset value basis while its primary benchmark, the S&P 1500 Super-composite Financials Index, was down 3.04% for the same period.
The financial crisis and subsequent recession continued to fade during the first part of the year as risk spreads narrowed further and equity markets marched upward. This rosy environment ended in late April as both the credit and equity markets became quite skittish over European sovereign debt issues as well as a seemingly slower pace of economic recovery here in the U.S.
While the financials continue to deal with the aftermath of the crises, many important areas within the sector are progressing toward stronger levels of operating profitability and balance sheet strength. Credit quality has clearly improved from the depths of last year, expense discipline remains healthy and many companies in the key industries within the sector have raised necessary capital.
Despite the continued cyclical challenges we are optimistic regarding the long-term outlook for our capital markets in general and the financial sector in particular. The Fund’s managers maintain their focus on a long-term investment horizon, purchasing securities priced at a discount to their appraisal of intrinsic value and most importantly placing shareholders’ interest first. On behalf of your Board of Directors, I would like to once again assure you of our collective commitment to meeting our fiduciary duty to our fellow shareholders.
Sincerely,
Franklin C. Golden
Chairman of Diamond Hill Financial Trends Fund, Inc.

Your fund at a glance
The Fund seeks long-term capital appreciation with current income as a secondary objective by investing at least 80% of its assets in stocks of U.S. financial services companies of any size.
Over the last six months

➢	The Fund appreciated 2.24% on a net asset value basis, outperforming the S&P 1500 Super-composite Financials Index, which was down 3.04%.

➢	After a strong start, U.S. public equity markets sold off in the second quarter and were in negative territory at the end of the first half.

➢	The financial crisis has mostly abated however fears over European sovereign debt as well as domestic economic growth and financial regulatory reform weighed heavily on the markets in May and June.

➢	The Fund has used this opportunity to move back into a number of long positions which once again look to have relatively favorable prospective returns.
Top 10 holdings

JP Morgan Chase & Co.	6.6%
Wells Fargo & Co.	6.2%
Travelers Cos., Inc., The	5.1%
U.S. Bancorp	3.9%
Assurant, Inc.	3.9%
Old Republic International Corp.	3.6%
Assured Guaranty Ltd.	3.5%
Prudential Financial, Inc.	3.5%
Bank of America Corp.	3.4%
Bank of New York Mellon Corp.	3.0%
As a percentage of net assets on June 30, 2010 and excludes any cash equivalents.

Portfolio Commentary
Thank you for your interest in the Diamond Hill Financial Trends Fund, Inc.
The first half of 2010 was characterized by two sharply contrasting quarters. After a very strong first quarter, the U.S. equity markets stumbled in the second quarter and ended the first six months in negative territory. We are pleased to report, however, that through June 30th, the Fund posted a positive return of 2.24% on a net asset value basis while its primary benchmark (the S&P1500 Super-composite Financials Index) posted a total return of -3.04%. The portfolio remains very weighted toward the long side and we continue to feel valuations are once again at levels which should allow for improved prospective returns for our holdings.
In terms of positive contributions to performance, the long portfolio provided the majority of the return for the period. iStar Financial Inc.’s (a commercial mortgage REIT) Series F 7.8% preferred nearly doubled during the period and was the top contributor to performance. Other strong performers in the long portfolio included mortgage insurer Old Republic International Corp. as well as regional banks Huntington Bancshares, Inc. and SunTrust Banks, Inc. Old Republic has benefited from fundamental improvement in its mortgage insurance segment, while the regional banks have seen what appears to be the peak in cyclical credit problems. Two other notable contributors were specialty insurance holdings, Horace Mann Educators Corp. and Assurant, Inc.
The short portfolio was also a modest positive contributor to the Fund’s performance during the first half as many of our small cap commercial bank holdings depreciated in value. We eliminated our short positions in Prosperity Bancshares, Hancock Holding Co. and WesBanco Inc. Westamerica Bancorp was the only new short position in the portfolio.
Performance was most negatively impacted by long positions in Assured Guaranty Ltd., JPMorgan Chase & Co., Popular, Inc. and Wilmington Trust Corp. Assured Guaranty reported weaker than anticipated earnings in May, reflecting the addition of reserves to cover insured residential mortgage backed securities (RMBS) underwritten between 2005 and 2008. While disappointed by the lower than expected first quarter earnings, we do not believe the first quarter results necessarily imply diminished normalized earnings. JPMorgan Chase & Co. suffered from concerns over European sovereign risks and pending regulatory reform in the United States, however, we still view the shares as undervalued even in light of these new headwinds. Additionally, Popular, Inc. and Wilmington Trust were both new to the Fund this year and have thus far been weak performers as they continue to deal with lingering credit issues.
Within the long portfolio, in addition to the two companies mentioned above, other new positions include three familiar names — Discover Financial Services, American Express and XL Capital — as well as Arch Capital Group, Ltd. and Sterling Bancorp. Eliminations included preferred stock holdings National City Capital Trust IV and Regions Financing Trust III as well as City National, Comerica, Synovus Financial Corp. and Seacoast Banking Corp. of Florida.
As usual, the Fund remains relatively concentrated as we continue to hold between 40 and 50 stocks on the long side. We also believe the ability to short within the portfolio will provide clear long-term benefits and as we often like to point out, our primary objective is not to use the short portfolio to mitigate volatility but as an opportunistic tactic to enhance performance over time.

Christopher M. Bingaman, CFA, Portfolio Manager, Austin Hawley, CFA,
Assistant Portfolio Manager, John Loesch, CFA, Assistant Portfolio Manager
As always, we would like to thank our shareholders for their continued support of the Fund.

Christopher M. Bingaman, CFA	Austin Hawley, CFA	John Loesch, CFA
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager
Diamond Hill Financial Trends Fund, Inc.

Diamond Hill Financial Trends Fund, Inc.
Schedule of Investments
June 30, 2010 (Unaudited)

		Fair
	Shares	Value

Preferred Stocks — 7.3%
Banking Services — 3.6%
Citizens Funding Trust I, 7.50%	25,940	$429,307
Huntington Bancshares, Inc., Series A, 8.50%	440	435,600
Wachovia Preferred Funding Corp., Series A, 7.25%	25,215	583,475

		1,448,382

Financial Services — 2.0%
Countrywide Capital V, 7.00%	37,460	808,012

REITs and Real Estate Management — 1.7%
iStar Financial, Inc., Series F, 7.80%	36,660	471,814
LaSalle Hotel Properties, Series E, 8.00%	8,506	196,234

		668,048

Total Preferred Stocks		$2,924,442

Common Stocks — 85.1%
Asset Management — 0.8%
Affiliated Managers Group, Inc.*◊	5,010	304,458

Banking Services — 26.7%
BB&T Corp.	12,907	339,583
First California Financial Group, Inc.*◊	71,560	192,496
First Financial Holdings, Inc.◊	46,888	536,868
First Niagara Financial Group, Inc.	41,325	517,802
First of Long Island Corp.◊	24,971	642,004
Huntington Bancshares, Inc.	119,055	659,565
National Penn Bancshares, Inc.◊	105,675	635,107
NewBridge Bancorp*	47,512	166,767
PNC Financial Services Group, Inc.	20,145	1,138,192
Popular, Inc.*◊	245,125	656,935
Sterling Bancorp◊	21,465	193,185
SunTrust Banks, Inc.	15,350	357,655
U.S. Bancorp	69,199	1,546,598
Wells Fargo & Co.	95,800	2,452,480
Wilmington Trust Corp.◊	53,155	589,489

		10,624,726

Consumer Financial Services — 4.3%
American Express Co.	19,770	784,869
Discover Financial Services	66,765	933,375

		1,718,244

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

	Shares/	Fair
	Par Value	Value

Financial Services — 17.3%
Bank of America Corp.	93,660	$1,345,894
Bank of New York Mellon Corp.§	48,008	1,185,318
JPMorgan Chase & Co.§	71,528	2,618,640
Leucadia National Corp.*	13,645	266,214
Morgan Stanley	21,670	502,961
MVC Capital, Inc.◊	34,040	439,797
State Street Corp.	15,564	526,374

		6,885,198

Insurance — 32.8%
Alleghany Corp.*	1,616	473,985
Allstate Corp.	36,000	1,034,280
Arch Capital Group Ltd.*◊	10,710	797,895
Assurant, Inc.	44,315	1,537,731
Assured Guaranty Ltd.	105,216	1,396,216
First American Financial Corp.	9,675	122,679
Hanover Insurance Group, Inc., The§	4,765	207,277
Hartford Financial Services Group, Inc.	24,297	537,693
Horace Mann Educators Corp.◊	40,802	624,271
Marsh & McLennan Cos., Inc.	27,225	613,924
Old Republic International Corp.◊	119,480	1,449,292
Prudential Financial, Inc.	25,740	1,381,208
Travelers Cos., Inc., The§	41,250	2,031,563
XL Capital Ltd., Class A	55,145	882,871

		13,090,885

REITs and Real Estate Management — 2.8%
Mid-America Apartment Communities, Inc. REIT◊	3,940	202,792
Redwood Trust, Inc. REIT◊	62,285	911,852

		1,114,644

Technology Services — 0.4%
CoreLogic, Inc.	9,675	170,860

Total Common Stocks		$33,909,015

Corporate Bonds — 2.1%
Banking Services — 2.1%
AmSouth Bank, 5.20%, 4/01/15	$440,000	420,163
Zions Bancorp., 7.75%, 9/23/14◊	415,000	422,876

		843,039

Total Corporate Bonds		$843,039

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

	Shares/	Fair
	Par Value	Value

Repurchase Agreement — 9.3%
BNP Paribas Securities Corp., 0.03%, Agreement dated 6/30/10 to be repurchased at $3,703,483 on 7/1/10. Repurchase agreement is fully collateralized by various U.S. Government Agency securities with a range of rates from 2%–6%, and maturities from 8/24/2012 through 4/16/2037†	$3,703,480	$3,703,480

Registered Investment Company — 5.1%
JPMorgan U.S. Government Money Market Fund-Capital Shares	2,021,636	2,021,636

Total Investment Securities — 108.9% (Cost $40,297,662)**		$43,401,612

Segregated Cash With Brokers — 5.6%		2,236,331

Securities Sold Short — (5.2%) (Proceeds $2,097,687)		(2,095,216)

Net Other Assets (Liabilities) — (9.3%)		(3,696,577)

Net Assets — 100.0%		$39,846,150

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

◊	All or a portion of the security is on loan. The total market value of the securities on loan, as of June 30, 2010, was $3,672,439.

†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of June 30, 2010.

§	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $2,871,621.
REIT — Real Estate Investment Trust

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Diamond Hill Financial Trends Fund, Inc.
Schedule of Securities Sold Short
June 30, 2010 (Unaudited)

		Fair
	Shares	Value

Common Stocks — 5.2%
Banking Services — 4.8%
First Financial Bankshares, Inc.	11,280	$542,455
Home Bancshares, Inc.	20,416	465,677
M&T Bank Corp.	8,405	714,005
Westamerica Bancorp.	3,850	202,202

		1,924,339

Capital Markets — 0.4%
KBW, Inc.*	7,970	170,877

Total Common Stocks Sold Short (Proceeds $2,097,687)		$2,095,216

*	Non-dividend expense producing security.
Percentages disclosed are based on total net assets of the Fund at June 30, 2010.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Financial Statements
Statement of Assets and Liabilities June 30, 2010 (Unaudited)
This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets
Investments, at fair value (cost $40,297,662) — including $3,672,439 of securities loaned	$43,401,612
Deposit with broker for securities sold short	2,236,331
Cash	36,986
Tax reclaim receivable	15,975
Receivable for dividends and interest	65,219
Prepaid Assets	21,800

Total assets	45,777,923

Liabilities
Return of collateral for securities on loan	3,703,480
Securities sold short, at value (proceeds $2,097,687)	2,095,216
Payable for securities purchased	35,096
Payable for dividends on securities sold short	3,835
Payable to Administrator	5,139
Payable to Investment Adviser	22,271
Other payables and accrued expenses	66,736

Total liabilities	5,931,773

Net Assets
Capital paid-in	39,975,336
Accumulated net investment income	344,406
Accumulated net realized loss on investments	(3,580,013)
Net unrealized appreciation on investments	3,106,421

Net assets	$39,846,150

Net asset value per share
Based on 3,968,124 shares outstanding — 50 million shares authorized with par value of $0.001 per share	$10.04

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Statement of Operations For the six months ended June 30, 2010 (Unaudited)
This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Dividends	$355,875
Interest	56,027

Total investment income	411,902

Expenses
Investment management fees	137,160
Administration fees	31,652
Custodian fees	6,782
Directors’ fees	40,282
Professional fees	26,097
Regulatory fees	8,898
Transfer agent fees	7,582
Postage and printing fees	5,040
Dividend expense on securities sold short	30,533
Insurance	6,613
Total expenses	300,639

Fees waived by Adviser	(535)

Net expenses	300,104

Net investment income	111,798

Realized and unrealized gain (loss)
Net realized gain (loss) on
Security sales	2,754,247
Closed short positions	188,423
Change in net unrealized appreciation (depreciation) of investments	(2,183,007)

Net realized and unrealized gain	759,663

Increase in net assets from operations	$871,461

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Statements of Changes in Net Assets
These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and the net of Fund share transactions, if any.

	For the Six	Year
	Months Ended	Ended
	June 30, 2010	December 31,
	(Unaudited)	2009
Increase (decrease) in net assets
From operations
Net investment income	$111,798	$720,498
Net realized gain (loss) from security sales	2,754,247	(4,238,919)
Net realized gain from closed short positions	188,423	1,440,059
Change in net unrealized appreciation (depreciation)	(2,183,007)	9,237,714

Increase in net assets resulting from operations	871,461	7,159,352

Distributions to common shareholders
From net investment income	—	(1,317,759)
From net realized gain	—	—

Decrease in net assets from distributions to common shareholders	—	(1,317,759)

From Capital Share Transactions
Repurchase of Shares (25,000 shares)	(237,380)	—
Net Decrease in Net Assets from Capital Share Transactions	(237,380)	—

Net assets
Beginning of period	39,212,069	33,370,476
End of period	$39,846,150	$39,212,069

Accumulated net investment income	$344,406	$232,608

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Financial Highlights
The Financial Highlights shows how the Fund’s net asset value for a share has changed since the end of the previous period.

	For the Six
	Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)		2009	2008	2007	2006	2005
Per share operating performance
Net asset value, beginning of period	$9.82		$8.36	$15.73	$21.25	$19.46	$19.09
Net investment income [1]	0.03		0.18	0.38	0.28	0.25	0.23
Net realized and unrealized gain (loss) on investments	0.19		1.61	(7.33)	(3.31)	2.69	0.96
Total from investment operations	0.22		1.79	(6.95)	(3.03)	2.94	1.19
Less distributions
From net investment income	—		(0.33)	(0.10)	(0.28)	(0.26)	(0.22)
From net realized gain	—		—	(0.32)	(2.21)	(0.89)	(0.60)
Total distributions	—		(0.33)	(0.42)	(2.49)	(1.15)	(0.82)
Net asset value, end of period	$10.04		$9.82	$8.36	$15.73	$21.25	$19.46
Per share market value, end of period	$8.35		$7.88	$6.35	$13.75	$19.01	$16.68
Total return at net asset value [2] (%)	2.24	[4]	22.67	(44.30)	(12.50)	15.92 [3]	6.99 [3]
Total return at market value [2] (%)	5.96	[4]	29.60	(51.60)	(14.50)	20.99	0.21
Ratios and supplemental data
Net assets, end of period (in millions)	$40		$39	$33	$63	$85	$78
Ratio of gross expenses to average net assets (%)	1.45	[5]	1.64	1.53	1.30	1.21	1.18
Ratio of net expenses to average net assets (%)	1.45	[5]	1.32	1.26	1.28	1.21	1.18
Ratio of net expenses to average net assets, excluding dividends on securities sold short (%)	1.31	[5]	1.15	1.15	—	—	—
Ratio of net investment income to average net assets (%)	0.53	[5]	2.21	3.09	1.36	1.21	1.21
Portfolio Turnover (%)	31	[4]	81	65	42	10	4

[1]	Based on the average of the shares outstanding.

[2]	Total return based on net asset value reflects changes in the Fund’s net asset value during each year. The total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the year.

[3]	Unaudited.

[4]	Not Annualized.

[5]	Annualized.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Notes to Financial Statements (Unaudited)
Note 1
Accounting policies
The Diamond Hill Financial Trends Fund, Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.
Significant accounting policies of the Fund are as follows:
Valuation of investments Security valuation
The Fund records its investments at fair value. Fair Value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.
The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 P.M. Eastern Time. Short-term debt investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates fair value. Investments in other investment companies are valued at their reported net asset value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.
Other assets and securities for which no such quotations are readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event that materially affects the furnished price) are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors.
The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the
Diamond Hill Financial Trends Fund, Inc.

current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities would be reflected as Level 2.
The following is a summary of the inputs used to value the Funds net assets as of June 30, 2010:

		Level 2 -
		Other
	Level 1 -	Significant
	Quoted	Observable
	Prices	Inputs

Investments in Securities:
(Assets)
Common Stocks*	$33,909,015	$—
Preferred Stocks*	2,924,442	—
Corporate Bonds*	—	843,039
Registered Investment Companies	2,021,636	—
Repurchase Agreements	—	3,703,480

Total	38,855,093	4,746,519
Investments in Securities Sold Short:
(Liabilities)
Common Stocks*	$(2,095,216)	$—

*	See Schedule of Investments and Schedule of Securities Sold Short for industry classification.
There were no significant transfers in and out of Levels 1, 2, or 3 during the six months ended June 30, 2010 and the Fund held no Level 3 securities at June 30, 2010.
Investment transactions
Investment transactions are accounted for no later than the first business day after trade date for daily net asset value calculations throughout the period. However, for financial reporting purposes, investment transactions are reported on trade date at the end of the period. Net realized gains and losses on sales of Investments are determined on the identified cost basis.
Short sales
The Fund is permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund.
The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause the Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the Adviser’s ability to accurately anticipate the future value of a security.
Securities lending
The Fund has a securities lending agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”). Under the terms of the agreement, JPMorgan is authorized to loan securities on behalf of the Fund to approved borrowers. In exchange, the Fund receives cash collateral in the amount of at least 100% of the value of the securities loaned. The cash collateral is invested in short term instruments as noted in the Schedule of Investments. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Fund from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to brokers, net securities lending income shall first be solely paid as credits and offset against costs and other charges incurred by the Fund with JPMorgan. Any remaining securities lending revenue is then paid to the Fund as securities lending income. The net securities lending income is presented in the Statement of Operations.
Diamond Hill Financial Trends Fund, Inc.

As of June 30, 2010, the value of securities loaned and the collateral held were as follows:

Fair Value	Fair Value of
of Securities	Collateral
Loaned	Received

$ 3,672,439	$ 3,703,480
Federal income taxes
The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2006 through 2009) and has concluded that no provision for income tax is required in the financial statements.
Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign dividend income may be subject to foreign withholding taxes, which are accrued as applicable.
The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.
Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from U.S. generally accepted accounting principles (GAAP). Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.
Use of estimates
The preparation of financial statements, in accordance with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Note 2
Management fees and transactions with affiliates and others Investment Advisory
The Fund has entered into an Investment Advisory Agreement with Diamond Hill Capital Management, Inc. (“Adviser”), whereby the Adviser provides management of the investment and reinvestment of the Fund’s assets; continuous review, supervision, and administration of the investment program of the Fund and provides office space, furnishings and equipment used to carryout the investment management of the Fund. For these services, the Adviser receives a fee at an annual rate of 0.65% of the Fund’s average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund’s average weekly net asset value in any one year, the Fund requires the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000. However, pursuant to the Expense Limitation Agreement (“Limitation Agreement”), the Adviser has agreed to limit the operating expenses, excluding dividend expense on securities sold short, of the Fund to an annual rate of 1.15% of the average weekly net assets of the Fund. This Limitation Agreement was effective through January 2, 2010.
Beginning January 3, 2010, the Adviser has agreed to waive its investment advisory fees to maintain a total operating expense ratio no greater than 1.59%, excluding dividend expense on securities sold short, subject to a maximum waiver of 0.15%. This new Limitation Agreement will continue until December 31, 2010.
Diamond Hill Financial Trends Fund, Inc.

Administration
The Fund has entered into an Administration Agreement with Diamond Hill Capital Management, Inc. (“Administrator”), whereby the Administrator agrees to oversee the determination and publication of the Fund’s net assets value, the maintenance of the books and records of the Fund; prepare the financial information for the Fund’s proxy statements, if required, and semi-annual and annual reports to shareholders; prepare the Fund’s periodic financial reports to the Securities and Exchange Commission; respond to shareholder inquiries; and supply the Board of Directors and officers of the Fund with all statistical information and reports reasonably required by them. For these services, the Administrator receives a fee at an annual rate of $22,000 or 0.15% of the Fund’s average weekly assets, whichever is higher.
The Administrator has entered into a Sub-Administration Agreement with JPMorgan, whereby JPMorgan will provide sub-administration services for the Fund. The services provided under the agreement includes day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of books and records, preparation of reports, and supervision of the Fund’s arrangement with the custodian.
The Fund does not pay remuneration to its Officers. Certain Officers of the Fund are employees of the Adviser.
Note 3
Guarantees and indemnifications
Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.
Note 4
Fund share transactions
The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends, each quarter during periods when the Fund’s shares are trading at a discount from the net asset value, to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.
During the period ended June 30, 2010, the Fund repurchased 25,000 (0.63% of shares outstanding) of its shares under the share repurchase program authorized by the Board of Trustees. The corresponding dollar amount of the share repurchase amounted to $237,380 with a weighted average price per share of $9.50 and a weighted average discount per share at 16.5%.
Note 5
Share Repurchase Plan
On December 15, 2009, the Board of Trustees authorized a share repurchase plan. Under the share repurchase plan, the Fund may purchase in the open market up to 200,000 of its outstanding shares and is effective until the earlier of its termination by vote of the Directors or the repurchase of 200,000 shares The share repurchase program is intended to increase the Fund’s NAV per share of the Fund’s remaining shares.
Note 6
Investment transactions
Purchases and proceeds from sales or maturities of securities, other than short term securities and obligations of the U.S. government, during the six months ended June 30, 2010, aggregated $13,834,686 and $12,088,292, respectively.
Diamond Hill Financial Trends Fund, Inc.

Note 7
Federal Tax Information
The amount and character of income and capital gain distributions paid by the Fund are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid bay differ from the character of distributions shown on the Statements of Changes in Net Assets due primarily to short-term capital gains being treated as ordinary income for tax purposes.
The tax character of dividends paid to shareholders during the latest tax years ended 2009 and 2008 was as follows:

	Ordinary	Long-Term
	Income	Gains	Total

2009	$1,317,759	$—	$1,317,759
2008	945,639	752,716	1,698,355
The following components of accumulated earnings (deficit) are computed on a tax basis for each item of the Fund as of the latest tax year ended December 31, 2009:

Tax cost of portfolio investments	$43,044,466

Gross unrealized appreciation	7,726,512
Gross unrealized depreciation	(2,745,471)

Net unrealized appreciation	4,981,041
Undistributed ordinary income	189,676
Capital loss carryforwards	(6,171,364)

Accumulated deficit	$(1,000,647)

As of June 30, 2010, the Fund’s federal tax cost of investment securities and net unrealized appreciation (depreciation) was as follows:

Tax cost of portfolio investments	$40,640,332

Gross unrealized appreciation	4,837,975
Gross unrealized depreciation	(2,076,695)

Net unrealized appreciation	2,761,280
As of the latest tax year ended December 31, 2009, the Fund had net capital loss carryforwards expiring as follows:

Expires
Amount	December 31,

$ 2,177,195	2016
3,994,169	2017
The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) and any net capital loss carryforwards will be determined at the end of the current tax year.
Note 8
Subsequent Events
The Fund evaluated subsequent events from June 30, 2010 through the date of these financial statements were issued and available. There were no subsequent events to report that would have a material impact on the financial statements.
Diamond Hill Financial Trends Fund, Inc.

Supplemental Information (unaudited)
Tax information
For federal income tax purposes, the following information was furnished with respect to the distributions of the Fund, if any, paid during its latest taxable year ended December 31, 2009.
With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2009, 100% of the dividends qualified for the corporate dividends-received deduction.
The Fund designated the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2009.
Shareholders were mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010. This will reflect the total of all distributions that are taxable for calendar year 2009.
Proxy Voting
The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling 1-614-255-4080 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment objective and policy
The Fund’s primary investment objective is long-term capital appreciation. Its secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing between 80% and 115% of its assets long and sell short between 5% and 25% of its assets in stocks of U.S. financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasigovernmental entities and, as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund’s investment policy of investing at least 80% of “assets” in equity securities, “assets” is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions.
As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund’s current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: “Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries, except that the Fund will invest more than 25% of its assets in the financial services sector.”
Portfolio management
Mr. Christopher Bingaman assumed responsibility as the portfolio manager of the Fund on December 1, 2007. Mr. Bingaman has a Bachelor of Arts degree in Finance (cum laude) from Hillsdale College, a Masters degree in Business Administration from the University of Notre Dame and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since March 2001. From 1998 to March 2001, Mr. Bingaman was a Senior Equity Analyst for Villanova Capital/Nationwide Insurance. In 1997, Mr. Bingaman was an Equity Analyst for Dillon Capital Management, an investment advisory firm.
Mr. Austin Hawley assumed responsibility as assistant portfolio manager of the Fund on December 31, 2009. Mr. Hawley has a B.A. degree in history with an economics minor from Dartmouth College (cum laude), a Masters degree in Business Administration from the Tuck School of Business at Dartmouth College, and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since August 2008. From 2004 to 2008, Mr. Hawley was an Equity Analyst at Putnam Investments. He served as an Investment Associate at Putnam Investments from 1999 to 2002.
Mr. John Loesch assumed responsibility as assistant portfolio manager of the Fund on December 31, 2009. Mr. Loesch has a B.S. degree in public affairs with an emphasis in public financial management from Indiana University, a Masters degree in Business Administration from University of Notre Dame-Mendoza College of Business (cum laude), and holds the CFA designation. He has been with Diamond Hill Capital Management, Inc. since May 2007. From 2003 to 2006, Mr. Loesch was an Analyst with Nationwide Financial. He served as a Financial Advisor with UBS Financial Services from 2001 to 2003.
Bylaws
In January 2003, the Board of Directors adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for director. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. The Fund is presently listed on NASDAQ and, per a grandfathering provision, is not required to hold annual shareholder meetings. The Board approved the above amendment to the Fund’s bylaws to provide a defined structure for the submission of shareholder proposals should the circumstances change and an annual meeting be required. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.
In November 2005, the Fund’s Board of Directors adopted several amendments to the Fund’s bylaws regarding the Chairman of the Board position: The Chairman of the Board shall at all times be a director who is not an interested person of the Fund as that term is defined by the 1940 Act. The scope of the Chairman’s responsibilities and fiduciary obligations were further defined. Lastly, disclosure regarding the election, resignation and removal of the Chairman as well as the filling of a vacancy was added.
At a quarterly meeting of the Fund’s Board of Directors held February 13, 2006, the Board amended Article II Section 2 of the Fund’s bylaws to state that a special meeting of the shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to Section 2(c), by the Secretary of the Corporation upon the written request of shareholders entitled to cast at least 35% of all votes entitles to be cast at the meeting.
Dividends and distributions
During the year ended December 31, 2009 dividends from net investment income totaling $0.33 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

August 20, 2009	$0.21
December 17, 2009	0.12
Dividend reinvestment plan
The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the “Plan”), which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash, reinvested by Mellon Investor Services (the “Plan Agent”) in shares of the Fund’s common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Shareholders who do not participate in the Plan will receive all dividends in cash.
In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These record holders will then credit the beneficial owners’ accounts with the appropriate stock or cash distribution.
Whenever the market price of the Fund’s stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund’s stock exceeds the market price per share, the Plan Agent shall make open market purchases of the Fund’s stock for each participating shareholder’s account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases. The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.
The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax that may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.
All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-877-254-8583).
Shareholder communication and assistance
If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-877-254-8583
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Directors and Officers
This chart provides information about the Directors and Officers who oversee your Diamond Hill Financial Trends Fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.
Independent Directors1

Name, age
Position(s) held with Fund	Director
Principal occupation(s) and other	of Fund
directorships during past 5 years	since[2]

Franklin C. Golden, Born: 1950	1989
Chairman and Director
Managing Director, Wachovia Securities, Inc. (since 2001) (broker dealer);
President, James Myers and Company (full-service broker dealer) (until 2001);
President, Financial Trends Fund, Inc. (until 2001); Executive Vice President, IJL/
Wachovia (until 1991); Past Director and Chairman of the National Association
of Securities Dealers (NASD) District 7 Business Conduct Committee.

Russell J. Page, Born: 1942	2003
Director
Principal, Rusty Page & Co. (equity markets consulting) (since 1996); Regional Board,
BB&T Corp. (since 2004); Trustee, Appalachian Regional Healthcare Systems (since 2004);
Director, Cannon Memorial Hospital (since 2003); NationsBank Equity Marketing Executive
(until 1996), Nasdaq Stock Market Managing Director (until 2001).

Fred G. Steingraber, Born: 1938	1989
Director
Chairman and Chief Executive Officer, A.T. Kearney, Inc. (management consulting)
(retired 2002); Director, Maytag Corporation; Director, Supervisory Board
of Continental AG; Director 3i PLC; Director, Elkay Manufacturing.

Donald R. Tomlin, Born: 1933	1989
Director
Vice President of Livingston Group Asset Management Company (operating as
Southport Capital Management) (since 2001); Managing Director, Southport Capital, Inc.
(registered investment adviser) (until 2001); Managing Director and portfolio manager of
Haven Capital Management, Inc. (until 1991); Principal and portfolio manager of
Kleinwort Benson McCowan Inc. and its successor McCowan Associates, Inc. (until 1983).

Principal Officers1

Name, age	Officer
Position(s) held with Fund	of Fund
Principal occupation(s) at least the last 5 years	since[2]

James F. Laird, Jr., Born: 1957	December 1, 2007
President
Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001.
Vice President Corporate Strategy with Nationwide Insurance from January 2001 to
July 2001. Senior Vice President Product Development with Villanova Capital from
February 1999 through December 2000.

Gary R. Young, Born: 1969	December 1, 2007
Treasurer, Secretary, and Chief Compliance Officer
Controller of Diamond Hill Investment Group, Inc., since April 2004.
Director of Mutual Fund Administration with Banc One Investment Advisors
October 1998 through April 2004. Vice President and Manager of Mutual Fund
Accounting and Financial Reporting with First Chicago NBD January 1996 through
October 1998.

Brian D. Risinger, Born: 1968	December 1, 2007
Assistant Treasurer
Director of Compliance and Administration of Diamond Hill Investment Group, Inc.,
since May 2006; Director of Compliance and Director of Fund Administration with
BISYS Fund Services April 1994 through April 2006.

[1]	The business address for all Directors and Officers is 325 John H McConnell Blvd., Columbus, OH, 43215.

[2]	Each Director and Officer serves until resignation, retirement age or until his or her successor is elected.

NOTICE OF PRIVACY POLICY
In order to enhance our ability to provide you with the best service possible, the Diamond Hill Financial Trends Fund (referred to as “we” or “us”) collects, uses and shares certain information about you. This policy explains what information we collect and with whom we share it. The practices described in this policy are applicable to all customers, including prospective, current and former customers. The policy also explains how we protect the security and confidentiality of certain customer information. We make reference to our “affiliates” in this policy. Affiliates are companies related to us by common control, including Diamond Hill Capital Management, Inc., Diamond Hill Investment Group, Inc., Beacon Hill Fund Services, Inc. and BHIL Distributors, Inc.
SAFEGUARDING PRIVACY
We maintain physical, electronic and procedural safeguards that comply with federal standards to ensure the safety of non-public personal customer information.
INFORMATION WE COLLECT AND SOURCES OF INFORMATION
We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:
•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information).
•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and
•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history).
INFORMATION WE SHARE WITH SERVICE PROVIDERS
We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information.
INFORMATION WE SHARE WITH AFFILIATES
Our affiliates are financial service providers that offer investment advisory and other financial services. In addition to the information we share with affiliates that provide services to us, we may share information among our affiliates to better assist you in achieving your financial goals.
PRIVACY PROMISE FOR CUSTOMERS
We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.
We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.
We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.
We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.
We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing non-public personal information the first time we do business and every year that you are a customer of the Diamond Hill Financial Trends Fund or anytime we make a material change to our privacy policy.

[This page has been left blank intentionally.]

For more information
The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-614-255-4080	www.diamond-hill.com/closedendfund.asp	www.sec.gov

Directors	Investment adviser	Independent directors’
Franklin C. Golden	Diamond Hill Capital Management, Inc.	Counsel
Russell J. Page	325 John H. McConnell Boulevard, Suite 200	Paul, Hastings, Janofsky
Fred G. Steingraber	Columbus, Ohio 43215	& Walker, LLP
Donald R. Tomlin		600 Peachtree St., N.E.
	Custodian	Twenty — Fourth Floor
Officers	JPMorgan Chase Bank, N.A.	Atlanta, GA 30308
Franklin C. Golden	14201 North Dallas Parkway
Chairman	Dallas, TX 75254-2916	Stock symbol
James Laird		Listed Nasdaq Symbol:
President	Transfer agent and registrar	DHFT
Gary Young	Mellon Investor Services
Treasurer, CCO, Secretary	Newport Office Center VII	For shareholder
Brian Risinger	480 Washington Boulevard	assistance,
Assistant Treasurer	Jersey City, NJ 07310	refer to page 20

How to contact us

Internet	www.diamond-hill.com

Mail	Mellon Investor Center
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-877-254-8583
	Information Line	1-614-255-4080
A listing of month-end portfolio holdings is available on our Web site, www.diamond-hill.com. Additionally portfolio holdings are available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-614-255-4080, or on the SEC’s Web site, www.sec.gov.

DIAMOND HILL®
funds

325 John H. McConnell Blvd.
Suite 200
Columbus, Ohio 43215

614.255.3333
www.diamond-hill.com

Investment Adviser
Diamond Hill Capital Management, Inc.

For additional information, call:
Mellon Investor Services
TOLL FREE 877.254.8583

Item 2. Code of Ethics.
Not required in Semi-Annual report filing.
Item 3. Audit Committee Financial Expert.
Not required in Semi-Annual report filing.
Item 4. Principal Accountant Fees and Services.
Not required in Semi-Annual report filing.
Item 5. Audit Committee of Listed Companies.
Not required in Semi-Annual report filing.
Item 6. Schedule of Investments.
a)	The Schedule of Investments is included in the report to shareholders filed under Item 1 of this Form.

b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not required in Semi-Annual report filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not required in Semi-Annual report filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Registrant Purchases of Equity Securities

			c) Total Number of
	a) Total		Shares Purchased as	d) Maximum Number of
	Number of	b) Average	Part of Publicly	Shares that May Yet Be
	Shares	Price Paid per	Announced Plans or	Purchased Under the
Period	Purchased	Share	Programs	Repurchase Plan*
January 1 to January 31	—	—	—	200,000
February 1 to February 28	—	—	—	200,000
March 1 to March 31	10,000	$9.14	10,000	190,000
April 1 to April 30	9,000	$9.74	9,000	181,000
May 1 to May 31	6,000	$9.72	6,000	175,000
June 1 to June 30	—	—	—	175,000
Total	25,000		25,000

*	On December 15, 2009, the Board of Directors authorized a share repurchase plan. Under the terms of the plan, the Fund may purchase in the open market up to 200,000 of its outstanding shares and is effective until the earlier terminiation by vote of the Directors or the repurchase of 200,000 shares.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter, of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not applicable in Semi-Annual filing.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Diamond Hill Financial Trends Fund, Inc.
By (Signature and Title)

/s/ James F. Laird, Jr. James F. Laird, Jr.
President

Date: September 2, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)

/s/ James F. Laird, Jr. James F. Laird, Jr.
President and Chief Executive Officer

Date: September 2, 2010
By (Signature and Title)

/s/ Gary R. Young Gary R. Young
Treasurer and Chief Financial Officer

Date: September 2, 2010